                                                                     Exhibit 3.7

Form BCA-2.10              ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------
(Rev. Jan. 1999)       This space for use by Secretary of State

Jesse White                                                SUMBIT IN DUPLICATE!
Secretary of State                                       -----------------------
Department of Business Services          FILED            This space for use by
Springfield, IL 62756                                       Secretary of State
hppt://www.sos.state.il.us            MAR  5  1999
----------------------------------                        Date   3-5-99
Payment must be made by certi-
fied check, cashier's check, Illi-     JESSE WHITE        Franchise Tax  $ 25.00
nois attorney's check, Illinois     SECRETARY OF STATE    Filing Fee     $ 75.00
C.P.A's check or money order,                                            -------
payable to "Secretary of State."                                         $100.00
                                                           Approved: [ILLEGIBLE]
--------------------------------------------------------------------------------

1.    CORPORATE NAME: GA ACQUISITION ILLINOIS, INC.

      --------------------------------------------------------------------------
      (The corporate name must contain the word "corporation", "company,"
             "incorporated," "limited" or an abbreviation thereof.)

--------------------------------------------------------------------------------

2.    Initial Registered Agent:   CT CORPORATION SYSTEM
                                  ----------------------------------------------
                                  First Name      Middle Initial     Last Name

      Initial Registered Office:  208 South LaSalle Street
                                  ----------------------------------------------
                                  Number             Street           Suite #

                                  Chicago       IL     Cook            60604
                                  ----------------------------------------------
                                    City              County         Zip Code
--------------------------------------------------------------------------------

3.    Purpose or purposes for which the corporation is organized:

      (If not sufficient space to cover this point, add one or more sheets of this size.)

            To engage in activity for which corporations may be formed under the Illinois Business Corporation Act of 1983.

--------------------------------------------------------------------------------

4.    Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

           Par Value     Number of Shares       Number of Shares        Consideration to be
Class      per Share        Authorized        Proposed to be Issued      Received Therefor
-------------------------------------------------------------------------------------------
common      $ 0.01              100                   100                      $100
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                      TOTAL =  $100

      Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

      (If not sufficient space to cover this point, add one or more sheets of this size.)

                           one class of common stock

                                                                  EXPEDITED
038-101-1
                                                                MAR   5  1999

                                                              SECRETARY OF STATE

5.  OPTIONAL: (a) Number of directors constituting the initial board of directors of the corporation:_________________________________
              (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                  Name             Residential Address          City, State, ZIP
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------
--------------------------------------------------------------------------------
6.  OPTIONAL: (a) It is estimated that the value of all property to be owned by the corporation for the following
                  year wherever located will be:                    $___________
              (b) It is estimated that the value of the property
                  to be located within the State of Illinois
                  during the following year will be:                $___________
              (c) It is estimated that the gross amount of
                  business that will be transacted by the
                  corporation during the following year will be:    $___________
              (d) It is estimated that the gross amount of
                  business that will be transacted from places of
                  business in the State of Illinois during the
                  following year will be:                           $___________
--------------------------------------------------------------------------------
7.  OPTIONAL: OTHER PROVISIONS

              Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than prepetual, etc.
--------------------------------------------------------------------------------
8.                  NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

      The undersigned incorporator(s) hereby declare(s), under penalties or prejury, that the statements made in the foregoing Articles of Incorporation are true.

Dated     March 3  1999    1999
        -----------------, ----
         (Month & Day)     Year

         Signature and Name                                Address

1.  /s/ Sanford B. Kaynor, Jr.               1.  599 Lexington Avenue
    ---------------------------------            -------------------------------
    Signature                                    Street

    SANFORD B. KAYNOR, JR                        New York, New York 10022
    ---------------------------------            -------------------------------
    (Type or Print Name)                         City/Town     State   ZIP Code

2.                                           2.
    ---------------------------------            -------------------------------
    Signature                                    Street


    ---------------------------------            -------------------------------
    (Type or Print Name)                         City/Town     State   ZIP Code

3.                                           3.
    ---------------------------------            -------------------------------
    Signature                                    Street


    ---------------------------------            -------------------------------
    (Type or Print Name)                         City/Town     State   ZIP Code

(Signature must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies).

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.
--------------------------------------------------------------------------------
                                  FEE SCHEDULE

o The initial franchise tax is assessed at the rate of 15/1000 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.
o     The filing fee is $75.
o     The minimum total due (franchise tax + filing fee) is $100.
      (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)
o The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

      Illinois Secretary of State          Springfield, IL 62756
      Department of Business Services      Telephone (217) 782-9522 or
                                                           782-9523

Form BCA-11.25                 ARTICLES OF MERGER
(Rev. Jan. 1999)           CONSOLIDATION OR EXCHANGE       File # 6038-101-1
--------------------------------------------------------------------------------
Jesse White                                                SUMBIT IN DUPLICATE
Secretary of State                                       -----------------------
Department of Business Services           FILED           This space for use by
Springfield, IL 62756                                       Secretary of State
Telephone (217) 782-6961              MAR  18  1999
hppt://www.sos.state.il.us                                Date   3/18/99
----------------------------------      JESSE WHITE
       DO NOT SEND CASH!            SECRETARY OF STATE    Filing Fee     $100.00
Remit payment in check or money
order, payable to "Secretary of                           Approved: [ILLEGIBLE]
State."
Filing Fee is $100, but if merger
or consolidation involves more
than 2 corporations, $50 for each
additional corporation.
--------------------------------------------------------------------------------

1. Names of the corporations proposing to merge, and the state or country of their incorporation:

                                         State or Country        Corporation
          Name of Corporation            of Incorporation        File Number

      GA ACQUISITION ILLINOIS, INC.          ILLINOIS              6038-101-1
      --------------------------------------------------------------------------
      GA ACQUISITION DELAWARE, INC.          DELAWARE
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. The law of the state or country under which each corporation is incorporated permits such merger, consolidation or exchange.

--------------------------------------------------------------------------------
3.    (a)  Name of the surviving corporation:  GA ACQUISITION ILLINOIS, INC.

      (b)  It shall be governed by the laws of:  ILLINOIS
--------------------------------------------------------------------------------
      If not sufficient space to cover this point, add one or more sheets of this size.

4.    Plan of merger is as follows:

      GA ACQUISITION DELAWARE, INC. will be merged with and into GA ACQUISITION ILLINOIS, INC. with GA Acquisitions Illinois, Inc. surviving.

      GA Acquisition Illinois' Articles of Incorporation shall remain in full effect.

      All the issued and outstanding shares of stock of each of GA Acquisition Delaware, Inc. GA Acquisition Illinois, Inc. are owned by Precision Partners, Inc. GA Acquisition Illinois, Inc.'s stock shall remain issued and outstanding. The shares of GA Acquisition Delaware, Inc.'s stock and rights therein shall be canceled.

      The bylaws of GA Acquisition Illinois, Inc. in effect on the date of the merger shall remain the bylaws of the surviving company. The directors and officers of GA Acquisition Illinois, Inc. shall serve the same positions with the surviving company until their successors have been elected and qualified.

                                                                  EXPEDITED

                                                                MAR  18  1999

                                                              SECRETARY OF STATE

5. Plan of merger was approved, as to each corporation not organized in Illinois, incompliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

      (The following items are not applicable to mergers under ss.11.30 -- 90% owned subsidiary provisions. See Article 7.)

      (Only "X" one box for each Illinois corporation)

                                   By the shareholders, a reso-
                                   lution of the board of directors      By written consent of the
                                   having been duly adopted and          shareholders having not less
                                   submitted to a vote at a meeting      than the minimum number of votes
                                   of shareholders.  Not less than       required by statute and by the       By written consent of
                                   the minimum number of votes           articles of incorporation.           ALL the shareholders
                                   required by statute and by the        Shareholders who have not            entitled to vote on
                                   articles of incorporation voted       consented in writing have been       the action, in
                                   in favor of the action taken.         given notice in accordance with      accordance with
   Name of Corporation                              (ss. 11.20)          ss. 7.10 (ss. 11.220)                ss. 7.10 & ss. 11.20
   -------------------             --------------------------------      ---------------------------------    ----------------------
GA ACQUISITION ILLINOIS, INC.                   |_|                                  |_|                               |X|
-------------------------------

                                                |_|                                  |_|                               |_|
-------------------------------

                                                |_|                                  |_|                               |_|
-------------------------------

                                                |_|                                  |_|                               |_|
-------------------------------
                                                |_|                                  |_|                               |_|
-------------------------------
------------------------------------------------------------------------------------------------------------------------------------

6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

      It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
      Illinois:

      a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

      b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

      c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.

--------------------------------------------------------------------------------

7. (Complete this item if reporting a merger under 11.30-90% owned subsidiary provision)

      a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan or merger by the parent corporation, are:

                       Total Number of Shares    Number of Shares of Each Class
                            Outstanding            Owned Immediately Prior to
Name of Corporation        of Each Class        Merger by the Parent Corporation

_____________________  ______________________   ________________________________

_____________________  ______________________   ________________________________

_____________________  ______________________   ________________________________

_____________________  ______________________   ________________________________

_____________________  ______________________   ________________________________

      b.    (Not applicable to 100% owned subsidiaries)

            The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary
            corporation was ____________________,   _________.
                               (Month & Day)          Year

            Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all
            subsidiary corporations received? |_| Yes   |_| No

            (If the answer is "No," the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8. The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

Dated      March 10,         1999         GA ACQUISITION ILLINOIS, INC.
      ------------------------------      --------------------------------------
         (Month & Day)      (Year)           (Exact Name of Corporation)

attested by /s/ Melvin Johnson            by /s/ James Ashton
            ------------------------         -----------------------------------
            (Signature of Secretary            (Signature of President or Vice
             or Assistant Secretary)           President)

            MELVIN JOHNSON, VP &
            Asst. Secretary                  Dr. James Ashton, President & CEO
           --------------------------        -----------------------------------
           (Type or Print Name and             (Type or Print Name and Title)
            Title)

Dated      March 10,         1999         GA Acquisition Delaware, Inc.
      ------------------------------      --------------------------------------
         (Month & Day)      (Year)             (Exact Name of Corporation)

attested by /s/ Melvin Johnson            by /s/ James Ashton
            ------------------------         -----------------------------------
            (Signature of Secretary            (Signature of President or Vice
             or Assistant Secretary)           President)

            MELVIN JOHNSON, VP &
            Asst. Secretary                  Dr. James Ashton, President & CEO
           --------------------------        -----------------------------------
           (Type or Print Name and             (Type or Print Name and Title)
            Title)

Dated
      ------------------------------      --------------------------------------
         (Month & Day)      (Year)             (Exact Name of Corporation)

attested by
                                          by
            ------------------------         -----------------------------------
            (Signature of Secretary            (Signature of President or Vice
             or Assistant Secretary)           President)

           --------------------------        -----------------------------------
           (Type or Print Name and             (Type or Print Name and Title)
            Title)

C-195-8

Form BCA-10.30                     ARTICLES OF AMENDMENT    File # 6038-101-1
(Rev. Jan. 1995)
--------------------------------------------------------------------------------
                                                           SUBMIT IN DUPLICATE
George H. Ryan                             FILED           ---------------------
Secretary of State                      MAR 19 1999        This space for use
Department of Business Services                              by Secretary of
Springfield, IL 62756                  JESSE WHITE                 State
Telephone (217) 782-1832            SECRETARY OF STATE
-------------------------------                            Date 3/19/99
Remit payment in check or
money order, payable to                                    Franchise Tax  $
"Secretary of State."                                      Filing Fee*    $25.00
                                                           Penalty        $
* The filing fee for articles
of amendment - $25.00                                      Approved: /s/
                                                           [Illegible initials]
--------------------------------------------------------------------------------

1.    CORPORATE NAME: GA ACQUISITION ILLINOIS, INC.
                      ----------------------------------------------------------
                                                                        (Note 1)

2.    MANNER OF ADOPTION OF AMENDMENT:

      The following amendment of the Articles of Incorporation was adopted on MARCH 17 1999 in the manner indicated below. ("X" one box only)

      |_| By a majority of the Incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

                                                                        (Note 2)

      |_| By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                                                              (Note [Illegible])

      |_| By a majority of the board of directors, in accordance with Section 10.15, shares having been issued [illegible] shareholder action not being required for the adoption of the amendment;

                                                                        (Note 3)

      |_| By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                                                                        (Note 4)

      |_| By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                                                                      (Note 4&5)

      |X| By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                                        (Note 5)

3.    TEXT OF AMENDMENT:

      a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

            Article I: The name of the corporation is:

GENERAL AUTOMATION, INC.
--------------------------------------------------------------------------------
                                   (NEW NAME)

                All changes other than name include [illegible]

                                                                   EXPEDITED

                                                                  MAR 19 1999

                                                              SECRETARY OF STATE

                               Text of Amendment

      b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or affected by this amendment, is as follows:
      (if not applicable, insert "No change")

      NO CHANGE

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (if not applicable, insert "No change")

      NO CHANGE

      (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (if not applicable, insert "No change")

                                   Before Amendment      After Amendment

              Paid-in Capital      $ NO CHANGE           $ NO CHANGE
                                   -----------           -----------

   (Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated MARCH 17, 1999                        GA ACQUISITION ILLINOIS, INC.
                                            ------------------------------------
                                            (Exact Name of Corporation at
                                                  date of execution)

attested by /s/ Melvin D. Johnson           by /s/ James E. Ashton
           -----------------------------       ---------------------------------
            (Signature of Secretary or         (Signature of President or
               Assistant Secretary)                 Vice President)

MELVIN D. JOHNSON, ASSIST. SECRETARY       JAMES E. ASHTON, PRESIDENT
----------------------------------------   -------------------------------------
  (Type or Print Name and Title)              (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

      If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

      The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated ______________________, 19 ___

____________________________________     _______________________________________

____________________________________     _______________________________________

____________________________________     _______________________________________

____________________________________     _______________________________________